VSEC Third Quarter 2020 Conference Call 29 October 2020

Forward-Looking Statements This document contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause VSE’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this document. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that actual results will not differ materially from these expectations. “Forward-looking” statements, as such term is defined by the Securities Exchange Commission (the “SEC”) in its rules, regulations and releases, represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, the impact of widespread health developments, such as the ongoing COVID-19 outbreak, the health and economic impact thereof, and the governmental, commercial, consumer and other responses thereto, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including, but not limited to, the uncertainty surrounding the ongoing COVID-19 outbreak and the other factors identified in our reports filed or expected to be filed with the SEC including our Annual Report on Form 10-K for the year ended December 31, 2019. All forward-looking statements made herein are qualified by these cautionary statements and risk factors and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Readers are cautioned not to place undue reliance on these forward looking-statements, which reflect management's analysis only as of the date hereof. We undertake no obligation to update or revise forward- looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this document also contains Non-GAAP financial measures. We consider Adjusted Net Income, Adjusted EPS (Diluted), EBITDA, Adjusted EBITDA, net leverage ratio, trailing-twelve month Adjusted EBITDA and free cash flow as non-GAAP financial measures and important indicators of performance and useful metrics for management and investors to evaluate our business’s ongoing operating performance on a consistent basis across reporting periods. Adjusted Net Income represents Net Income adjusted for discrete items. Adjusted EPS (Diluted) is computed by dividing net income, adjusted for the discrete items and the related tax impacts, by the diluted weighted average number of common shares outstanding. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA adjusted for discrete items, and free cash flow represents operating cash flow less capital expenditures. Net leverage ratio is calculated as net debt (total principal debt less cash) divided by trailing twelve month Adjusted EBITDA. The reasons why we believe these measures provide useful information to investors and a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these Non-GAAP measures are included in the supplemental schedules attached. 2 RAISE THE BAR

BUSINESS UPDATE Focused on business improvement, new business development and long-term strategy execution ORGANIC GROWTH INORGANIC GROWTH Business Development Product Line Expansion Change Management Acquisition Focus . Aviation: $100 million, 5-year . Aviation: Launched Landing . Incoming CFO: Announced . Launched initiative seeking exclusive distribution agreement Gear Initiative: Steve Griffin as Chief Financial accretive, net leverage-neutral with major landing gear Officer successor (Q4 2020) acquisition targets components manufacturer (1) Comprehensive landing . New Segment President: . Targeting “bolt-on” integration gear solution suite for Appointed Ben Thomas as of complementary assets into . Federal & Defense: Contract global airline and MRO President of Aviation segment existing business segment bidding activity +46% y/y YTD customers; structure 2020; won recompetes YTD . Aviation MRO system 2020, in addition to new contract (2) Parts distribution of integration/migration and . Current focus on aviation and awards proprietary and specialty corporate standardization, federal services, with products; system integrations and entity concentration on capabilities . Fleet: Non-USPS revenue consolidations in process and/or customer expansion (3) Services include: gear sales, increased +54% y/y in 3Q20 and . COVID-related cost reductions +48% on a TTM basis exchanges, repair management, kitting, 24/7 complete (announced April AOG service 2020) 3 RAISE THE BAR

3Q20 CONSOLIDATED PERFORMANCE Generated positive net income and free cash flow, while reducing debt outstanding • $165.5 million (16.5% y/y); excluding Prime Turbines and CT Aerospace (12.0% y/y) Sequential Revenue Growth • Q/Q revenue growth across all three segments in 3Q20, excluding non-recurring items • Commercial customer revenue of $49 million (22% y/y); Government customer revenue of $116.5 million (14% y/y) Sustained Profitability • GAAP net income of $8.1 million, or $0.73 per diluted share • Adjusted net income of $6.8 million, or $0.62, per diluted share • Operating cash flow of $12.4 million (7.4% y/y); free cash flow of $11.3 million (6.3% y/y); TTM 3Q20 Positive Free Cash Flow free cash flow of $30.9 million • Total adjusted EBITDA of $18.0 million (26.5% y/y); Aviation: $2.4 (75.9% y/y); Fleet: $9.0 million (15.0% y/y); FDS: $7.4 million, +40.6% y/y • Total cash and availability +3.3% q/q to $190.0 million Targeted Debt Reduction • Reduced total debt outstanding by $10.4 million q/q in 3Q20 • Net debt to TTM adjusted EBITDA as of 9/30/2020 was 3.1x 4 RAISE THE BAR

GAAP FINANCIAL SUMMARY 3Q20 and TTM(1) – Y/Y comparisons Total Revenue Operating Income (Loss)(2) • Y/Y revenue growth in Fleet ($MM) ($MM) offset by declines in Aviation $738.4 $706.9 and Federal & Defense $58.5 • Q/Q growth across all $198.3 $165.5 segments, less non-recurring $17.2 $14.2 $16.9 items: Aviation +16.1%, Fleet +9.5%, Federal & Defense +1% 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 • TTM 3Q20 results include $33.7 Net Income (Loss)(2) Diluted Earnings (Loss) Per Share(2) million non-cash impairment taken in Aviation segment in ($MM) ($ Per Share) 2Q20 $36.3 $3.29 • Maintained profitability during a $10.5 $8.1 $0.95 period of pandemic-related $0.73 disruption ($1.3) ($0.11) 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 (1) TTM is defined as the trailing twelve (12) month period ended September 30, 2020 and September 30, 2019, respectively. (2) Includes $33.7 million non-cash impairment within the Aviation segment during the second quarter 2020. 5 RAISE THE BAR

NON-GAAP FINANCIAL SUMMARY 3Q20 and TTM – Y/Y comparisons Adjusted Net Income Adjusted Diluted Earnings Per Share • Adjusted net income (38%) y/y ($MM) ($ Per Share) in 3Q20; (9%) on a TTM 3Q20 basis $38.3 $3.48 $34.8 $3.15 • Adjusted EBITDA (27%) y/y in $10.9 $0.99 3Q20 and (8%) on a TTM 3Q20 $6.8 $0.62 basis 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 • Adjusted EBITDA margin growth Adjusted EBITDA Adjusted EBITDA Margin in Federal & Defense offset by margin contraction in both ($MM) (%) $87.7 Aviation and Fleet $81.0 12.3% 11.9% 11.5% • 3Q20 adjusted net income 10.9% results exclude $1.3 million of $24.5 $18.0 non-recurring tax adjusted impact from the 1st Choice Aerospace earnout 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 6 RAISE THE BAR

CONSOLIDATED PERFORMANCE BRIDGE 3Q19 vs. 3Q20 – Y/Y comparisons Total Revenue Bridge • Aviation: Y/Y revenue decline ($MM) attributable to the adverse impact of the COVID-19 pandemic on commercial air $198.3 traffic, resulting in lower $8.4 $165.5 customer activity ($23.0) ($18.2) • Federal & Defense: Y/Y revenue decline attributable to previously disclosed contract expiration with DoD customer in 1Q20 Total Adjusted EBITDA Bridge ($MM) • Fleet: Y/Y revenue growth supported by higher sales from $24.5 commercial fleet, eCommerce $2.1 $0.5 $18.0 fulfillment and completion of ($7.5) non-recurring PPE order ($1.6) 7 RAISE THE BAR

AVIATION Revenue declined due to COVID impact on air travel, but increased +16% q/q Aviation Segment Revenue Aviation Segment Operating Income (Loss) • Strategic Focus: Build scalable ($MM) foundation for growth; target ($MM) share gains; new product and $18.6 $17.8 service introductions $206.4 $187.4 $169.9 $6.6 $6.0 $163.6 $1.6 $1.6 ($31.6) $0.4 • $59.2 Sequential Growth: 3Q20 $48.9 $36.2 $36.2 revenue, less divestitures, increased 16% q/q due to share gains in distribution business & 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 recovery in B&GA Aviation Segment Revenue, as Reported Aviation Operating Income, as Reported Aviation Segment Revenue, Less Prime Turbines & CT Aerospace Aviation Op. Income, Less Prime Turbines, CT Aerospace & Impairment • Business Development: Announced $20 million distribution agreement w/ Aviation Segment Adjusted EBITDA Aviation Segment Adjusted EBITDA Margin Honeywell in July; $100 million ($MM) (%) landing gear distribution $30.6 16.7% 18.2% 17.1% agreement with major OEM in $28.0 14.8% $17.1 $14.5 9.1% 8.5% October $9.9 $8.9 6.6% 6.6% $2.4 $2.4 • New Leadership: Ben Thomas 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 named new President of Aviation Adjusted EBITDA, as Reported Aviation Adjusted EBITDA Margin, as Reported Aviation segment in October 2020 Aviation Adjusted EBITDA, Less Prime Turbines & CT Aerospace Aviation Adjusted EBITDA Margin, Less Prime Turbines & CT Aerospace 8 RAISE THE BAR

FLEET 107% y/y growth in commercial (eCommerce fulfillment) offset lower USPS revenue in Q3 Fleet Segment Revenue Fleet Segment Operating Income • Strategic Focus: Commercial ($MM)(1) ($MM)(1) fleet and e-commerce fulfillment market expansion $241.8 $29.5 $29.5 opportunity $213.7 $213.7 $215.2 $27.9 $27.9 $55.4 $55.4 $63.7 $56.6 $7.8 $7.8 $6.6 $6.6 • Shifting Sales Mix: Increased mix of lower margin commercial revenue 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 Fleet Segment Revenue, as Reported Fleet Segment Op Income, as Reported Fleet Segment Revenue, less non-recurring PPE order impact Fleet Segment Op Income, less non-recurring PPE order impact • Non-USPS Revenue Growth: Increased ~54% y/y, supported Fleet Segment Adjusted EBITDA Fleet Segment Adjusted EBITDA Margin by commercial fleet and other government customers ($MM)(1) $40.7 $40.7 $38.4 $38.4 (%)(1) 19.1% 19.1% 19.0% 19.0% 17.8% 14.1% 15.9% 15.9% • Rebranding Initiative: Wheeler $10.6 $10.6 $9.0 $9.0 Bros. rebranded to Wheeler Fleet Solutions – repositioned 3Q19 3Q20 TTM 3Q19 TTM 3Q20 for commercial fleet market 3Q19 3Q20 TTM 3Q19 TTM 3Q20 Fleet Segment Adjusted EBITDA, as Reported Fleet Segment Adjusted EBITDA Margin, as Reported Fleet Segment Adjusted EBITDA, less non-recurring PPE order impact Fleet Segment Adjusted EBITDA Margin, less non-recurring PPE order impact (1) Excludes non-recurring impact of PPE equipment order from a government customer; excludes revenue and corporate allocation impact. 9 RAISE THE BAR

FEDERAL & DEFENSE Y/Y improvement in both margin realization and Adjusted EBITDA in 3Q20 Federal & Defense Segment Revenue Federal & Defense Segment Operating Income ($MM) ($MM) $318.2 $23.6 • Strategic Focus: Expand market $277.6 focus; increase bidding activity; $16.5 grow funded backlog; build pipeline of new contract awards and successful recompetes $83.8 $6.7 $65.6 $4.5 • Increased Bidding Activity: Nine 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 months ended 2020, total contracts bids increased 46% Federal & Defense Segment Adjusted EBITDA Federal & Defense Segment Adjusted EBITDA Margin y/y ($MM) (%) 11.3% $26.5 9.5% $19.9 • Margin Expansion: Favorable 6.3% 6.3% contract mix supported 500 bps expansion in adjusted EBITDA $7.4 margin $5.3 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 10 RAISE THE BAR

MAINTAINING BALANCE SHEET OPTIONALITY Second consecutive quarter of debt reduction; ~$190 million of excess availability on lending facilities Free Cash Flow Total Net Debt • Strategic Focus: Long term ($ MM) ($ MM) target to reduce net leverage to below 3x; ROIC-driven capital $35.5 $30.9 $267.4 allocation strategy $249.4 • Free Cash Flow: Despite lower revenue base, free cash flow $12.0 $11.3 declined only marginally on a y/y basis in 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 • Debt Reduction: Reduced total outstanding debt by $10.4 million in 3Q20, driven by Ratio of Net Debt to TTM Unused Commitments on Term Loan positive free cash flow Adjusted EBITDA(1) and Revolving Credit Facility ($ MM) generation 3.1 x 3.1 x $190.0 2.5 x • Strong liquidity profile: Total $103.0 availability on lending facilities increased $87 million y/y to approximately $190 million 3Q19 3Q20 Long-Term Target 3Q19 3Q20 (1) Net Debt is defined as total debt less cash and cash equivalents; TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) calendar months. 11 RAISE THE BAR

APPENDIX 12

GAAP TO NON-GAAP RECONCILIATIONS Adjusted Net Income and Adjusted EPS (Diluted) (in thousands) Three Months Ended September 30, 2020 2019 % Change Net Income $8,108 $10,527 (23)% Adjustments to Net Income: Acquisition and CEO transition costs — 518 Earn-outadjustment (1,695) — Tax impact of adjusted items (1) 423 (126) Adjusted Net Income $6,836 $10,919 (37)% Diluted weighted average shares 11,100 11,060 Adjusted EPS (Diluted) $0.62 $0.99 (37)% (1) Calculation uses an estimated statutory tax rate on non-GAAP tax deductible adjustments. 13 RAISE THE BAR

GAAP TO NON-GAAP RECONCILIATIONS EBITDA and Adjusted EBITDA (in thousands) Three Months Ended September 30, 2020 2019 % Change Net Income $8,108 $10,527 (23)% Interest expense 3,530 3,706 (5)% Income taxes 2,547 2,982 (15)% Amortization of intangible assets 4,158 5,014 (17)% Depreciation and other amortization 1,351 1,739 (22)% EBITDA $19,694 $23,968 (18)% Acquisition and CEO transition costs — 518 Earn-out adjustment (1,695) — Adjusted EBITDA $17,999 $24,486 (27)% 14 RAISE THE BAR

GAAP TO NON-GAAP RECONCILIATIONS Segment EBITDA and Adjusted EBITDA (in thousands) Three Months Ended September 30, 2020 2019 % Change Aviation: Operating Income $1,586 $6,568 (76)% Depreciation and Amortization 2,493 3,314 (25)% EBITDA $4,079 $9,882 (59)% Earn-out adjustment (1,695) — Adjusted EBITDA $2,384 $9,882 (76)% Fleet: Operating Income $6,589 $7,843 (16)% Depreciation and Amortization 2,378 2,711 (12)% EBITDA and Adjusted EBITDA $8,967 $10,554 (15)% Federal & Defense: Operating Income $6,746 $4,524 49% Depreciation and Amortization 638 728 (12)% EBITDA and Adjusted EBITDA $7,384 $5,252 41% 15 RAISE THE BAR

GAAP TO NON-GAAP RECONCILIATIONS Net Leverage Ratio (in thousands) September 30, 2020 2019 Principal amount of debt $252,685 $270,266 Less: Debt issuance costs (2,664) (1,735) Less: Cash and cash equivalents (551) (1,095) NetDebt $249,470 $267,436 TTM Adjusted EBITDA(1) $81,036 $87,690 Net Leverage Ratio 3.1x 3.1x (1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) month period ending September 30, 2020 and September 30, 2019, respectively. 16 RAISE THE BAR

CORPORATE OVERVIEW 17

CORPORATE PROFILE Pure-Play Aftermarket & MRO Services Company Providing 2019 2019 Aftermarket Revenue Adj. EBITDA Services $750+M since 1959 $90+M Public Company Active Worldwide NASDAQ: Customers Facilities Employees ~1,900 VSEC 6,200+ 55+ 18 RAISE THE BAR

DIVERSIFIED REVENUE MIX AVIATION FLEET FEDERAL & DEFENSE Distribution & MRO Services Distribution & Fleet Services Logistics & Sustainment Services » Aftermarket repair and distribution » Aftermarket support, parts supply, » Aftermarket maintenance, repair and services to commercial, cargo, inventory management, e-commerce overhaul (MRO) and logistics for general aviation, military/defense fulfillment for medium- and heavy-duty military vehicles, ships and aircraft for and rotorcraft customers globally truck/fleet owners federal and defense agencies » Supply chain and parts distribution » Customized fleet logistics » Base operations support (BOS) » Maintenance, repair and overhaul » Parts distribution and warehousing » Procurement and supply chain (MRO) services management » Just-in-Time supply chain management » Component and engine accessory » Aircraft, vehicle and marine maintenance » Kitting; alternative product sourcing sustainment services » Rotable exchanges and sales » Engineering and technical support » IT services and energy consulting 100% Aftermarket Services 19 RAISE THE BAR

STRATEGIC OVERVIEW Our Unique Value Proposition Pure-Play Aftermarket Technical Expertise Independent, focused parts and Team of industry experts with technical and services provider transportation asset repair experience Customer- & Supplier-Centric Agile Ability to offer bespoke offerings to Lean operating model, support customers and suppliers empowered business units Experience Transportation Asset Experience 60+ year history of proven performance, Support for land, sea and air transportation aftermarket service excellence assets from new-generation to legacy and end-of-life assets 20 RAISE THE BAR

CORPORATE LEADERSHIP TEAM Robert Moore John Cuomo Tom Loftus Elizabeth Huggins Krista Stafford Ben Thomas Chad Wheeler President, President and CEO Chief Financial Officer VP of Strategy, Chief Human Resources President, President, Federal & Defense Chief of Staff Officer Aviation Wheeler Fleet Solutions Services . . . 20+ years of aerospace . 40+ years of . 17+ years of . 15+ years of experience . 25+ years of 11+ years experience 30+ years of supply distribution and aerospace, federal/ experience in business in Human Resources, experience in the in the aerospace chain industry aftermarket experience services market defense and supply development, Learning and aerospace/ defense distribution & services industry experience chain distribution integration and Organizational industry . President of Fleet experience aerospace consulting Development sectors . Appointed Chief . Joined VSE as segment/Wheeler . Executive Officer and . CFO of VSE . Joined VSE as Chief of . Joined VSE as the Chief President of Federal & Appointed President since 2013 of VSE Aviation President of VSE Corporation since Staff and Corporate Human Resources Defense Services in . Executive October 2020 Corporation April 2019 2002; retiring Dec. 31, Vice President of Officer January 2020 2019 management of 2020 Strategy in 2019 . . Previously served as . Previously served as . Extensive leadership Previously managed operations, aftermarket growth government contract Vice President and . Manages the financial . Leads strategic Vice President, Human experience with DoD strategies for Boeing administration, supply General Manager of and accounting planning, growth and Resources at Boeing and Federal agencies Boeing Distribution operations for the business development Distribution Services providing Engineering, Global Services and chain initiatives and KLX Aerospace business development Services consolidated initiatives Logistics and corporation Sustainment solutions Solutions 21 RAISE THE BAR

INVESTMENT OPPORTUNITY Diversified Aftermarket/MRO Play with Stable End-Market Exposure Experience Leadership Balance 60+ years of aftermarket experience CEO from KLX-Boeing, public- Stable, balanced customer mix; and service excellence supporting company experienced growth leader; ~60% government revenue 80% recompete success rate on Chairman is former Commander-in- balanced with ~40% higher-margin multi-year government contracts Chief, NORAD & U.S. Northern potential commercial customers Command Agile Focused Well-Capitalized Entrepreneurial and decentralized Shift toward leveraging core Efficient capital structure and organization aligned to support competencies to support customer, liquidity to support growth; customers, suppliers and product and service organic growth targeting net leverage below 3x shareholders opportunities 22 RAISE THE BAR

GROWTH STRATEGY 23

STRATEGIC OVERVIEW Roadmap for Growth Organic Growth Factors Inorganic Growth Requirements . Increase market penetration of new/existing accounts Focused, disciplined acquisition strategy targeting: . Geographic expansion outside North America . Product, customer, service or geographic expansion . Targeted growth of new product additions . Full integration into existing business segment . Expand repair, logistic and capability service offering . Financially accretive approach and process . Focus on select, higher margin offerings . Net leverage neutral acquisitions 24 RAISE THE BAR

AVIATION SEGMENT OVERVIEW AVIATION Key Customers Providing aftermarket MRO and distribution services to commercial, cargo, business and general aviation, military/defense and rotorcraft customers globally. Offerings include: 1. Parts distribution and supply chain services 2. Component and engine accessory maintenance 3. Maintenance, repair and overhaul (MRO) services 4. Rotable exchanges and sales 25 RAISE THE BAR

AVIATION SEGMENT >> MRO CAPABILITY DEVELOPMENT New MRO offerings to support broadest range of aircraft components and engine accessory repair; specifically in fuel and hydraulics, engine components and accessories, interiors, auxiliary power units (APU), avionics >> DISTRIBUTION PRODUCT EXPANSION GROWTH New proprietary OEM product additions to support aftermarket airframe, engine and interior platforms FACTORS >> INTERNATIONAL EXPANSION Expansion in core aerospace markets for MRO and distribution >> NEW CUSTOMERS Market share gain for existing MRO and distribution capabilities with new Commercial and B&GA customers, and new market expansion into aerospace defense markets 26 RAISE THE BAR

FLEET SEGMENT OVERVIEW FLEET (formerly Supply Chain Management Group) Key Customers Providing parts, sourcing, inventory management, e-commerce fulfillment, logistics, supply chain management and other services to federal and commercial aftermarket truck and fleet owners. Offerings include: 1. High-duty cycle, medium- and heavy-duty vehicle parts distribution 2. Just-in-Time supply chain management 3. Customized fleet logistics and IT solutions 4. Technical support, engineering, sourcing, warehousing and kitting 27 RAISE THE BAR

FLEET SEGMENT >> CUSTOMER DIVERSIFICATION Expansion of commercial customer base to support new medium to large, high-duty cycle fleet customers >> SHARE OF WALLET EXPANSION Product expansion to existing Just-in-Time clients GROWTH >> MAINTAIN THE CORE FACTORS Continue to support USPS fleet and DoD vehicle parts >> PRODUCT EXPANSION Addition of both new product offerings and growth in private label product >> GEOGRAPHIC EXPANSION Geographic expansion beyond Northeast United States 28 RAISE THE BAR

FEDERAL & DEFENSE SEGMENT OVERVIEW FEDERAL & DEFENSE (formerly Federal Services Group) Key Customers Providing aftermarket maintenance, repair and overhaul (MRO) and logistics services to improve operational readiness and the useful life of military vehicles, marine vessels and aircraft for the U.S. armed forces, federal agencies and international defense customers. Offerings include: 1. Equipment maintenance, repair and overhaul services 2. Base operations support 3. Transportation and freight services 4. Logistics, procurement and supply chain support 5. Engineering and technical solutions 6. IT and Energy consulting services 29 RAISE THE BAR

FEDERAL & DEFENSE SEGMENT >> INVESTMENT Expand core business development and contracting solutions to increase share of budget with current and new customers >> LEVERAGE CORE COMPETENCY Expand base operations support for U.S. Air Force, U.S. Army and U.S Navy GROWTH >> MARKET EXPANSION Increase military aviation services with product/supply chain and repair services; transition toward higher mix of fixed-price contracts FACTORS >> CAPABILITY DEVELOPMENT Broaden DoD logistics/supply chain offering to support market demand >> INTERNATIONAL GROWTH Utilize success in foreign markets to support foreign military sales opportunities >> CONSULTING EXPANSION IT and Energy consulting services growth 30 RAISE THE BAR

AVIATION SEGMENT >> INDEPENDENCE Niche single-source aftermarket focus with only repair and distribution capabilities >> AGILITY WHY WE Organization structure provides rapid response, reliable support and bespoke support for customers and OEM supplier partners WIN >> TECHNICAL EXPERTISE Distribution and MRO product knowledge to support OEM product lines with application focus and repair with in-house testing and technical expertise >> INVENTORY & PLANNING Right-sized inventory forecasting model to capture unplanned aftermarket demand for parts supply, rotables and repair 31 RAISE THE BAR

FLEET SEGMENT >> UNIQUE MARKET OFFERING Stocking Distributor + Technology Solutions + Consigned Parts Provider >> NICHE CUSTOMER FOCUS Medium to large, high-duty cycle, delivery and vocational fleets; 500,000 stocking SKUs and 700+ manufacturers represented WHY WE >> PROPRIETARY INVENTORY MANAGEMENT WIN Just-in-Time inventory and fleet management software and systems >> TECHNICAL CAPABILITIES Reverse engineering, design analysis, rapid prototyping, short-run production and in-house testing >> PRIVATE LABEL PARTS Customized engineered solutions, alternatives for out of service product, and quality sourced at tier one level 32 RAISE THE BAR

FEDERAL & DEFENSE SEGMENT >> PAST PERFORMANCE 60+ year history of program execution and past performance across all land, sea and air transportation platforms >> INDUSTRY EXPERTISE Technical, subject matter-experienced team with extensive repair knowledge to support difficult-to-maintain assets WHY WE >> LEGACY ASSET SPECIALIST WIN Product sourcing, supply chain and logistics for legacy and end of lifecycle assets >> EXTENSIVE CAPBILITIES Diverse capability offering to support programs from base operations support to supply chain and repair, IT and consulting >> CAPABLITIY CUSTOMIZATION Partnering with customers for tailor-made solutions aligned with their specific mission needs 33 RAISE THE BAR